                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                    Information
Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 March 17, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or               Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                ----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   March 19, 2021

2.   RBS PARTNERS, L.P.

Item                                    Information
Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 March 17, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or               Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                ----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   March 19, 2021

3.   ESL INVESTMENTS, INC.

Item                                    Information
Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 March 17, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or               Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:     /s/ Edward S. Lampert
                                                ----------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   March 19, 2021